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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 02, 2021
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
Denver, North Carolina 28037
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On December 2, 2021, Air T, Inc., a Delaware corporation (the “Company”), through its wholly-owned subsidiary Wolf Lake HQ, LLC, completed the purchase of the real estate located at 5000 36th Street West, St. Louis Park, Minnesota pursuant to the real estate purchase agreement with WLPC East, LLC, a Minnesota limited liability company dated October 11, 2021. The consideration paid for the real estate consisted of a new secured loan from Bridgewater Bank with an aggregate principal amount of $9,900,000 and a fixed interest rate of 3.65% which matures on December 2, 2031 and approximately $3,200,000 in cash. The promissory note provides for monthly payments of principal and interest commencing January 1, 2022 and continuing to the maturity date in the amount of $50,870.43.

The foregoing description of the terms and conditions of the loan and the mortgage does not purport to be complete and is qualified in its entirety by (1) the Promissory Note, and (2) the Combination Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Financing Statement, which are filed as Exhibits 10.2 and 10.3 hereto and are incorporated herein by reference.

The foregoing does not purport to be a complete summary of the transaction and the documents entered into in connection therewith and is qualified by reference to the full text of the documents filed as exhibits to this report and are incorporated herein by reference as if fully set forth herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

10.1Real Estate Purchase Agreement between Air T, Inc. and WLPC East, LLC dated October 11, 2021, without exhibits (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated October 14, 2021 (Commission file No. 001-35476).
10.2Promissory Note with Bridgewater Bank dated December 2, 2021 in the principal amount of $9,900,000.
10.3Combination Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement with Bridgewater Bank dated December 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2021.

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer